Virtual Investor & Analyst Event Series – Volume 6: AOC 1001 MARINATM Phase 1/2 Trial Preliminary Data Assessment Exhibit 99.1

Forward Looking Statements We caution the reader that this presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including, but not limited to, statements regarding our future results of operations and financial position, business strategy, the anticipated timing, costs, design and conduct of our ongoing and planned preclinical studies and clinical trials, research and development plans, plans and projected timelines for AOC 1001, AOC 1020 and AOC 1044; timing and likelihood of success, prospective products, product approvals, plans and objectives of management for future operations, and future results of anticipated product development efforts, are forward-looking statements. In some cases, the reader can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: we may not be able to resolve the partial clinical hold, and the analysis related to the underlying cause of the serious adverse event may result in delays in the MARINA study or an inability to compete the study; the Phase 1/2 MARINA trial results are based on a preliminary analysis of interim data available as of the data cutoffs, and the interim results do not predict the final results of the trial, and one or more of the safety or biomarker results may materially change following more comprehensive reviews of the data, as follow-up on the outcome of any particular patient continues, as and if additional patients enroll in the trial and as more patient data become available, any of which may materially alter the findings and conclusions from our preliminary analysis; unexpected adverse side effects or inadequate efficacy of our product candidates may delay or limit their development, regulatory approval and/or commercialization, or may result in clinical holds, recalls or product liability claims; we are early in our development efforts and many of our development programs are in the preclinical or discovery stage; our approach to the discovery and development of product candidates based on our AOC platform is unproven, and we do not know whether we will be able to develop any products of commercial value; the success of our preclinical studies and clinical trials for our product candidates; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; potential delays in the commencement, enrollment and completion of clinical trials; our dependence on third parties in connection with preclinical and clinical testing and product manufacturing; disruption to our operations from the COVID-19 pandemic; the war in Ukraine; regulatory developments in the United States and foreign countries, including acceptance of INDs and similar foreign regulatory submissions and our proposed design of future clinical trials; our ability to obtain and maintain intellectual property protection for our product candidates and proprietary technologies; we may use our capital resources sooner than we expect; and other risks described in our filings with the SEC, including under the heading “Risk Factors” in our Form 10-K for the year ending on December 31, 2021, filed with the SEC on March 1, 2022, and any subsequent filings with the SEC. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and the reader is cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

Our Vision To profoundly improve people’s lives by revolutionizing the delivery of RNA therapeutics Luke Living with DM1

Delivering on Our Vision Progressing robust pipeline in muscle; 3 programs in clinical development in approx. a year AOC 1001* Phase 1/2 MARINATM trial and MARINA-OLETM ongoing AOC 1020 for FSHD in Phase 1/2 FORTITUDETM trial AOC 1044 for DMD in Phase 1/2 EXPLORE44TM trial Leveraging expertise in clinical and commercial execution Assembling an experienced team in rare & RNA therapies Building an integrated and diverse company in service of our patients DISRUPTIVE & BROAD PLATFORM ADVANCING & EXPANDING PIPELINE AGILE & DIVERSE COMPANY Committed to delivering a new class of RNA therapies Advancing three AOCs in clinical development; two siRNAs and first PMO Broadening to other tissues & cell types through partnerships & internal discovery *Sept. 2022, FDA placed a partial clinical hold on new participant enrollment. All current participants may continue in their current dosing cohort. All participants in MARINA may roll over into the MARINA-OLE where they will receive AOC 1001 as planned. Avidity is working to resolve the partial clinical hold as quickly as possible.

Delivering on 2022 Goals Three programs in three distinct rare diseases in clinical development DM1: AOC 1001* MARINATM Successfully completed preliminary assessment Top-line data and program updates planned for 2023 FSHD: AOC 1020 FORTITUDETM DMD: AOC 1044 EXPLORE44TM IND cleared; trial initiation underway Preliminary assessment in approximately half of participants in 1H 2024 IND cleared; trial initiation underway Results from healthy volunteers in 2H 2023 Overall program planned for potential Accelerated Approval *Sept. 2022, FDA placed a partial clinical hold on new participant enrollment. All current participants may continue in their current dosing cohort. All participants in MARINA may roll over into the MARINA-OLE where they will receive AOC 1001 as planned. Avidity is working to resolve the partial clinical hold as quickly as possible.

Goals for the Day AOC 1001 Preliminary Data Assessment Living with DM1 Disruptive and Broad AOC Platform Answer your questions mAb OLIGO AOC 1001

Delivery to Muscle AOCs Deliver to Muscle – Revolutionary Advancement for the Field of RNA Therapeutics MARINA Primary Endpoint; Phase 1/2 trial ongoing First-ever successful targeted delivery of RNA to muscle – reinforces disruptive and broad potential of the AOC platform DMPK Reduction 100% of treated participants had a DMPK reduction 45% mean DMPK reduction in treated participants Impact on Disease Mechanism 16% splicing improvement across 22 gene panel 31% improvement in key set of muscle-specific genes Safety & Tolerability Early Signs of Clinical Activity Myotonia improvement in early responders

Steve Hughes, M.D. Chief Medical Officer Sarah Boyce President and CEO Art Levin, Ph.D. Chief Scientific Officer Mike Flanagan, Ph.D. Chief Technical Officer AOC 1001 MARINATM Phase 1/2 Trial Preliminary Data Assessment Avidity Management Team Members Nicholas E. Johnson, M.D., M.Sci., FAAN Virginia Commonwealth University

Agenda Sarah Boyce, President & CEO Steve Hughes, M.D., CMO Mike Flanagan, Ph.D., CTO Nicholas E. Johnson, M.D., M.Sci., FAAN Virginia Commonwealth University Art Levin, Ph.D., CSO Avidity Management Dr. Nicholas Johnson, VCU Kath Gallagher, SVP, Communications & IR (Moderator) Sarah Boyce, President & CEO Welcome & Introduction MARINATM: AOC 1001 Phase 1/2 Preliminary Data Assessment Living with Myotonic Dystrophy Type 1 Broad Utility & Power of the Platform Q&A Session Closing Remarks

Steve Hughes, M.D., Chief Medical Officer MARINA: A Phase 1/2 Clinical Trial to Evaluate AOC 1001 in Adult Patients with DM1

0 APPROVED THERAPIES Myotonic Dystrophy Type 1 (DM1): Disease Overview >40,000 PEOPLE WITH DM1 IN THE US DM1 is a complex disease with symptoms that present with high variability from patient to patient Monogenic, autosomal dominant, progressive disease that primarily affects muscle: skeletal, cardiac & smooth Increases in severity from generation to generation Significant impact on quality of life Shortened life-expectancy Loraine, Kristl & Zen Living with DM1

DM1 is Caused by a Toxic Gain-of-Function mRNA and is Well Suited to an siRNA Approach

Mechanism of Disease


DMPK mRNA
MBNL Sequestration in Nuclear Foci
DMPK
(CUG) n
C
U
G
Splicing Errors in Target mRNAs
Mutant DMPK mRNA
MBNL (Muscleblind-like)

Potential Therapeutic Approach


AOC 1001
MBNL Release Reduce Nuclear Foci
Oligonucleotide binds DMPK mRNA
C
U
G
Reduces mRNA Splicing Errors
Knock Down of DMPK

- **Trinucleotide expansion in DMPK mRNA sequesters an RNA splicing protein MBNL (Muscleblind-like) in nuclear foci**
- **Sequestration of MBNL leads to RNA splicing errors in multiple muscle-related RNAs and induces DM1 disease manifestations**
- **Allows MBNL to be released to perform its natural function to aid in splicing key mRNAs in muscle**
- **Improves the splice patterns and muscle function. Splice patterns can serve as biomarkers**

AVIDITY BIOSCIENCES
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IND AOC 1001’s Compelling Preclinical Package Safety and Tolerability Delivery to Muscle Impact on Disease Mechanism Favorable toxicology profile in Non-Human Primates (NHPs) Duration and delivery shown in wide range of muscles in multiple preclinical models DMPK Reduction 75% reduction in NHPs Splicing Improvement in patient-derived muscle cells

MARINA™ and MARINA-OLE™ Allow for Both Short- and Long-term Data Collection to Support AOC 1001*

Dose Booster
Dose listed is siRNA

MARINA™


3:1 Randomization
(AOC 1001:Placebo)
A
1 mg/kg
B1
2 mg/kg
B2
4 mg/kg
B3
8 mg/kg

N = ~44 Ages 18-65 (3:1 randomization)
Part A receives single IV dose
Part B receives multi-ascending IV doses
- Quarterly doses - 1 booster after first 6 weeks

6-month treatment and observation duration

MARINA-OLE™


All Participants Receive
AOC 1001
A
2 mg/kg
B1
2 mg/kg
B2
4 mg/kg
B3
8 mg/kg

N = ~44 Ages 18-65
All participants receive AOC 1001
Quarterly doses - 1 booster after first 6 weeks
24-month treatment and 9-month observation duration

AVIDITY BIOSCIENCES

*Sept. 2022, FDA placed a partial clinical hold on new participant enrollment. All current participants may continue in their current dosing cohort. Avidity is working to resolve the partial clinical hold as quickly as possible.

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MARINA™ and MARINA-OLE™ Allow for Both Short- and Long-term Data Collection to Support AOC 1001*

Dose | Booster
Dose listed is siRNA

MARINA™


3:1 Randomization
(AOC 1001:Placebo)
A
1 mg/kg
B1
2 mg/kg
B2
4 mg/kg
B3
8 mg/kg

N = ~44 Ages 18-65 (3:1 randomization)
Part A receives single IV dose
Part B receives multi-ascending IV doses
- Quarterly doses - 1 booster after first 6 weeks

6-month treatment and observation duration

MARINA-OLE™


All Participants Receive
AOC 1001
A
2 mg/kg
B1
2 mg/kg
B2
4 mg/kg
B3
8 mg/kg

N = ~44 Ages 18-65
All participants receive AOC 1001
Quarterly doses - 1 booster after first 6 weeks
24-month treatment and 9-month observation duration

*Sept. 2022, FDA placed a partial clinical hold on new participant enrollment. All current participants may continue in their current dosing cohort. Avidity is working closely to resolve the partial clinical hold as quickly as possible.

AVIDITY BIOSCIENCES

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Early Data from MARINA Mid-Point at 6 weeks post 1 or 2 doses of AOC 1001 3:1 Randomization (AOC 1001:Placebo) Dose Booster Dose listed is siRNA Biopsy A 1 mg/kg Day 43 Day 92 BL B1 2 mg/kg Day 92 Day 183 BL Biopsy 1 mg/kg (n=8 Participants) 2mg/kg (n=12 Participants) Baseline Day 43 Baseline Day 92 DMPK 6 Active 2 Placebo 5* Active  2 Placebo 9 Active 3 Placebo 9 Active 3 Placebo Splicing 8** Active  3 Placebo *One participant in the 1mg/kg cohort had insufficient tissue for analysis **Due to timing, one splicing sample from the 2mg/kg cohort will be evaluated in the next batch analysis Safety includes all cohorts (including 4mg/kg) with a data cutoff of November 17th NOTE: Day 92 biopsy in 2mg/kg cohort taken prior to third dose of AOC 1001 Data at 3 Months: n=19 participants* 1mg/kg Cohort (n=5 active participants) 2mg/kg Cohort (n=9 active participants) Pooled placebo (n=5 participants)

MARINATM is on a partial clinical hold for new participant enrollment  The partial hold is in response to a serious adverse event (SAE) reported in a single participant in the 4mg/kg cohort. No similar events observed in other participants in either MARINA or the MARINA-OLE Avidity working to conclude the investigation of the SAE Participants already in MARINA or the MARINA open label extension (MARINA-OLETM) continue to receive either AOC 1001 or placebo  38 participants enrolled in MARINA; to date, 100% of participants who completed MARINA have chosen to roll into the MARINA-OLE Anticipate sharing an update on the partial hold by the end of the first quarter in 2023 Plan to disclose more information on the SAE at that time MARINA top-line data anticipated in 2023 Update* *Current as of December 13, 2022.

Baseline Demographics* Generally Well Matched Between Cohorts Mean (Range) or  Number of subjects Cohort A1 (1 mg/kg) N=8 Cohort B1 (2 mg/kg) N=12 Age 37.9 (21–64) 38.8 (18-60) Sex Male: 2 / Female: 6 Male: 1 / Female: 11 BMI  22.0 (16.1–29.2)  25.0 (17.5–32.0) Mean CTG repeat length (range) 504 (150-725) 707 (150-1250) Baseline Splicing (composite of 22 splicing events; higher number is more severe) 74 (38-96) 72 (39-105) *Preliminary Results Based on Live, Unlocked Clinical Database – Numbers Subject to Change Cohort A and B1 Enrolled Participants with Mild-Moderate Disease Severity

Generally Favorable Safety and Tolerability Subjects with ≥ 1 AE n (%) Placebo n=10 1mg/kg n=6 2mg/kg n=9 4mg/kg n=13 Total AOC 1001 N=28 Any AE 8 (80%) 6 (100%) 9 (100%) 12 (92%) 27 (96%) Related to study drug 2 (20%) 1 (17%) 3 (33%) 10 (77%) 14 (50%) Serious AE (SAE) 0 0 1 (11%) 1 (8%) 2 (7%) AE leading to study discontinuation 0 0 0 0 0 AE leading to death 0 0 0 0 0 17-Nov-2022 data cutoff. MARINA data only presented Preliminary Results Based on Live, Unlocked Clinical Database – Numbers Subject to Change

Generally Favorable Safety and Tolerability Subjects with ≥ 1 AE n (%) Placebo n=10 1mg/kg n=6 2mg/kg n=9 4mg/kg n=13 Total AOC 1001 N=28 Any AE 8 (80%) 6 (100%) 9 (100%) 12 (92%) 27 (96%) Related to study drug 2 (20%) 1 (17%) 3 (33%) 10 (77%) 14 (50%) Serious AE (SAE) 0 0 1 (11%) 1 (8%) 2 (7%) AE leading to study discontinuation 0 0 0 0 0 AE leading to death 0 0 0 0 0 17-Nov-2022 data cutoff. MARINA data only presented Preliminary Results Based on Live, Unlocked Clinical Database – Numbers Subject to Change Majority of treatment emergent adverse events (AEs) were mild or moderate The most common in the study were COVID-19 (16%) and headache (16%) Other AEs include: Infusion related reactions Reductions in hemoglobin Elevations in ASTs or ALTs No changes in bilirubin No thrombocytopenia and no renal impairment reported 2 Serious Adverse Events (SAEs) 1 SAE in the 4mg/kg cohort resulted in a partial clinical hold 1 unrelated SAE in reaction to opioid pain medication after an elective surgery

Summary DM1 underrecognized, progressive and often fatal neuromuscular disease with a high unmet need and no approved therapies Data presented today is an early mid-point look at MARINA 6 weeks post 1 or 2 doses of AOC 1001 Baseline demographics generally well matched between cohorts Generally favorable safety and tolerability profile Anticipate update on MARINA partial hold by the end of Q1 2023 Plan to disclose more information on the SAE at that time MARINA top-line data anticipated in 2023

Delivering on the AOC Platform and Impacting the Underlying Disease Mechanism of DM1 W. Michael Flanagan, Ph.D., Chief Technical Officer

The DM1 Cascade to Functional Benefit Early responders demonstrated myotonia improvement 16% splicing improvement across 22 gene panel 31% improvement in key muscle-specific panel 100% of treated participants had a DMPK Reduction 45% mean DMPK Reduction in treated participants Delivered RNA to muscle: reinforcing disruptive and broad potential of the AOC platform DELIVERY TO MUSCLE DMPK REDUCTION SPLICING IMPROVEMENT FUNCTIONAL BENEFIT

AOC 1001 Delivered siRNA to Muscle
Potential to Expand siRNA Therapeutics Beyond Liver


DELIVERY TO MUSCLE
DMPK REDUCTION
SPLICING IMPROVEMENT
FUNCTIONAL BENEFIT

Dose Proportional Increase in Muscle siRNA Concentrations


siRNA in Muscle (nM)
6 weeks after dose
10
1
0.1
0.01
Single dose
q6W x 2
q6W x 2
1
2
4
Dose (mg/kg)

AVIDITY BIOSCIENCES

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Every Participant Treated with AOC1001 Showed DMPK Reduction* All Treated Participants Demonstrate DMPK Reduction DELIVERY TO MUSCLE SPLICING IMPROVEMENT DMPK REDUCTION FUNCTIONAL BENEFIT Placebo group combined from both cohorts and shown as standard error of mean Data represented as 6 weeks post last dose *One participant in the 1mg/kg cohort had insufficient tissue for analysis Treated Participants 1mg/kg (n=5) 2mg/kg (n=9) Placebo (n=5) Group DMPK % change from baseline

Meaningful DMPK RNA Reduction Observed in Muscle 45% DMPK reduction after a single dose at 1 mg/kg or two doses at 2mg/kg Mean % DMPK Reduction Data represented as 6 weeks post last dose DMPK % change from baseline - 46 % DELIVERY TO MUSCLE SPLICING IMPROVEMENT DMPK REDUCTION FUNCTIONAL BENEFIT 1mg/kg (n=5) 2mg/kg (n=9) Placebo (n=5) Group 44% 46%

Why is DMPK inhibition similar between 1 and 2 mg/kg doses? Dose and Time Dependence: Potential to observe dose-dependent DMPK inhibition with higher and longer dosing siRNA Concentrations  3.3% Reduces mRNA Splicing Errors AOC 1001 Oligonucleotide binds DMPK mRNA MBNL Release Reduce Nuclear Foci Knock Down of DMPK X CUG Therapeutic Hypothesis siRNA muscle tissue concentrations are overlapping between the 1 mg/kg and 2 mg/kg cohorts leading to similar DMPK inhibition

Sustained DMPK Reduction Leads to Dose-Dependent Splicing Improvements Splicing improvement 22-Gene Splicing Panel Splicing measured by targeted RNA sequencing and calculated using published formula (Tanner et. al 2021) % mean change is calculated as mean change from baseline/mean baseline score across all matched samples in a cohort Data represented as 6 weeks post last dose Splicing Index % mean change from baseline 16% 3% DELIVERY TO MUSCLE SPLICING IMPROVEMENT DMPK REDUCTION FUNCTIONAL BENEFIT 1mg/kg (n=5) 2mg/kg (n=8) Placebo (n=5) Group

Splicing Improvements in Participants with DM1 Demonstrates AOC 1001 is Impacting Disease Mechanism Splicing improvement DELIVERY TO MUSCLE SPLICING IMPROVEMENT DMPK REDUCTION FUNCTIONAL BENEFIT Splicing measured by targeted RNA sequencing and calculated using published formula (Tanner et. al 2021) Splicing Index for each participant is calculated as absolute change from baseline (22-gene panel) Data represented as 6 weeks post last dose with placebo group combined from all cohorts (standard error of the mean) Splice Index (change from baseline) 22-Gene Splicing Panel for Individual Patients 1mg/kg (n=5) 2mg/kg (n=8) Placebo (n=5) Group

Splicing improvement Splicing measured by targeted RNA sequencing and calculated using published formula (Tanner et. al 2021) Splicing Index for each participant is calculated as absolute change from baseline (4-gene panel) Data represented as 6 weeks post last dose with placebo group combined from all cohorts 3.3% Muscle-Specific Splicing Panel for Individual Patients DELIVERY TO MUSCLE SPLICING IMPROVEMENT DMPK REDUCTION FUNCTIONAL BENEFIT Muscle-Specific Biomarkers Shows 31% Splicing Improvement Refining biomarker panel to guide future clinical development Muscle-Specific Panel for each Cohort Muscle-specific splicing index % mean change from baseline 1mg/kg (n=5) 2mg/kg (n=8) Placebo (n=5) Group Muscle-specific splicing index change from baseline Muscle panel: CLCN1, CACNA1S, ATP2A1, BIN1 Muscle panel: CLCN1, CACNA1S, ATP2A1, BIN1 1mg/kg (n=5) 2mg/kg (n=8) Placebo (n=5) Group 31% 6% Splicing improvement

Framework for Assessing Splicing Data Across 22 Genes in Healthy and DM1 Participants  People with DM1 versus Healthy People Healthy People (N=25) Improvement Range of Splicing Events in Healthy People Percent Spliced In/Out Data from Charles Thornton, MD, University of Rochester Medical Center 22 Gene Panel

Framework for Assessing Splicing Data Across 22 Genes in Healthy and DM1 Participants  People with DM1 versus Healthy People People with DM1 (N=172) Healthy People (N=25) Range of Splicing Events in People with DM1 Range of Splicing Events in Healthy People Improvement Percent Spliced In/Out 22 Gene Panel Data from Charles Thornton, MD, University of Rochester Medical Center

Framework for Assessing Splicing Data Across 22 Genes in Healthy and DM1 Participants  People with DM1 versus Healthy People People with DM1 (N=172) Healthy People (N=25) Range of Splicing Events in People with DM1 Range of Splicing Events in Healthy People Individual Participant Baseline Splicing Improvement Percent Spliced In/Out 22 Gene Panel Data from Charles Thornton, MD, University of Rochester Medical Center

Framework for Assessing Splicing Data Across 22 Genes in Healthy and DM1 Participants  People with DM1 versus Healthy People People with DM1 (N=172) Healthy People (N=25) Range of Splicing Events in People with DM1 Range of Splicing Events in Healthy People Individual Participant Splicing Improvement 6 Weeks Following Treatment Individual Participant Baseline Splicing Improvement Percent Spliced In/Out 22 Gene Panel Data from Charles Thornton, MD, University of Rochester Medical Center

People with DM1 (N=172) Healthy People (N=25) Splicing change – study participant Population data from Charles Thornton, MD, University of Rochester Medical Center Early Responder 1 mg/kg, single dose Improvement Improvement Percent Spliced In/Out Percent Spliced In/Out Representative Placebo Participant Improvement Percent Spliced In/Out Improved Splicing Observed Across 22-gene Panel in Two Early Responders Following Treatment Splicing improvements demonstrate AOC 1001 activity in the nucleus SPLICING IMPROVEMENT Early Responder 2mg/kg, two doses

AOC 1001 Shows Early Signs of Myotonia Benefit Early responder from Cohort A (1mg/kg) shows improvement weeks after first dose ` Participant from 1mg/kg Single Dose Baseline vHOT Day 43 vHOT 6 weeks after single dose Day 92 vHOT 12 weeks after single dose Day 183 vHOT 24 weeks after single dose vHOT = video hand opening time Improvement visible at Day 43 but myotonia benefit wanes by 6 months following a single dose at 1 mg/kg

AOC 1001 Shows Early Signs of Myotonia Benefit Early responder from Cohort B1 (2mg/kg) shows improvement weeks after first dose Day 43 vHOT 6 weeks after first dose Day 92 vHOT 6 weeks after second dose Participant from 2mg/kg Multidose Baseline vHOT Day 183 vHOT 12 weeks after third dose vHOT = video hand opening time Improvement visible at Day 43 that is sustained for at least 12 weeks following the third dose at 2 mg/kg

AOC 1001 Shows Early Signs of Myotonia Benefit Early responder from Cohort B1 (2mg/kg) shows improvement Participant from 2mg/kg Multidose Baseline vHOT Day 183 vHOT 12 weeks after third dose vHOT = video hand opening time Improvement visible at Day 43 that is sustained for at least 12 weeks following the third dose at 2 mg/kg

Delivering on the Platform and Impacting Disease Mechanism Platform Achievements: AOC technology delivered siRNA to muscle – a first for the RNA field AOC 1001 achieved a meaningful DMPK reduction in 100% of treated participants 45% mean DMPK Reduction in treated participants DM1 Advancements: AOC 1001 showed early signs of myotonia improvement just weeks after dosing with the two lowest doses in the trial Splicing improvements demonstrated AOC 1001 activity in the nucleus 16% splicing improvement across 22 gene panel 31% improvement in key muscle-specific panel Next Steps: Continuing batch analyses of 2mg/kg and 4mg/kg samples from participants in MARINA & MARINA-OLE Refining biomarker panel to be utilized in pivotal trials DELIVERY TO MUSCLE SPLICING IMPROVEMENT DMPK REDUCTION EARLY SIGNS OF CLINICAL ACTIVITY

Agenda Sarah Boyce, President & CEO Steve Hughes, M.D., CMO Mike Flanagan, Ph.D., CTO Nicholas E. Johnson, M.D., M.Sci., FAAN Virginia Commonwealth University Art Levin, Ph.D., CSO Avidity Management Dr. Nicholas Johnson, VCU Kath Gallagher, SVP, Communications & IR (Moderator) Sarah Boyce, President & CEO Welcome & Introduction MARINATM: AOC 1001 Phase 1/2 Preliminary Data Assessment Living with Myotonic Dystrophy Type 1 Broad Utility & Power of the Platform Q&A Session Closing Remarks

Clinical Impact of Myotonic Dystrophy Type 1 Nicholas E. Johnson, M.D., M.Sci., FAAN Vice Chair for Research, Department of Neurology, Virginia Commonwealth University Dr. Johnson is an associate professor, division chief of neuromuscular, and vice chair of research in the department of neurology at Virginia Commonwealth University with a focus in inherited neuromuscular disorders. He received his undergraduate degree in molecular and cellular biology and psychology at the University of Arizona. He then obtained his medical degree at the University of Arizona. He completed his neurology residency and combined fellowship in neuromuscular medicine and experimental therapeutics at the University of Rochester. His laboratory is focused on identifying the pathogenesis of myotonic dystrophy, the limb girdle muscular dystrophies, and facioscapulohumeral muscular dystrophy and identifying appropriate clinical endpoints for these conditions. Dr. Johnson conducts therapeutic trials in many other inherited nerve and muscle disorders.

Clinical Impact of Myotonic Dystrophy Type 1 Nicholas Johnson, MD, Msci, FAAN Vice Chair of Research, Associate Professor Director, Muscular Dystrophy Translational Program Departments of Neurology, Human Molecular Genetics Virginia Commonwealth University

Myotonic Dystrophy Type 1 Autosomal Dominant Core features in skeletal muscle Weakness/wasting Preferentially affects distal, cranial, and respiratory muscles Myotonia Preferentially affects hand/forearm muscles Multi-systemic Mean age of death is age 55 Example of grip myotonia

Other Systems Respiratory Respiratory failure is most common cause of death Cardiac Bradycardia, heart block, sudden death Ocular Cataracts Gastrointestinal Smooth muscle is affected Endocrine insulin resistance CNS Sleep regulation A range of behavioral & cognitive changes may occur Increased risk of neoplasms

Myotonia is a prevalent cause of disability Survey of 1,180 Individuals with myotonic dystrophy (457 DM1 participants) Hagerman, et al. 2019

Myotonia score ASO control Twice weekly SQ injection transgenic mice Myotonia in DM1 relates to ion channelopathies Chloride channel mis-splicing causes myotonia Calcium channel mis-splicing aggravates myotonia Together they may also cause inexcitability / weakness Hands are selectively affected Age Hand impairment leads to disability

Correction of chloride channel splicing improves myotonia Wheeler, et al., 2007 Mouse model of myotonic dystrophy (HSA LR ) Use ASO to correct chloride channel splicing associated with DM1 Correction of chloride channel improves myotonia

The Importance of Myotonia Prevalent cause of disability Directly tied to repeat expansion Channel dysfunction (e.g., myotonia) may change faster than strength

The International END-DM1 Study will Help Establish Biomarkers and Clinical Endpoints Needed to Support DM1 Clinical Trial Design



Stanford University Medical Center
University of California, Los Angeles
University of Colorado, Denver
University of Iowa
University of Kansas Medical Center
Houston Methodist Hospital
University of Rochester Medical Center
Ohio State University
Virginia Commonwealth University
University of Florida
University of Auckland
University College London
Institut de Myologie
Radboud University
Ludwig Maximillian University
Centro Clinico Nemo

END-DM1, Establishing Biomarkers and Clinical Endpoints in Myotonic Dystrophy Type 1. ClinicalTrials.gov. NCT03981575 (END-DM1). [Last accessed March 2022].

- Current natural history study for the Myotonic Dystrophy Clinical Research Network (DMCRN)
- Enrolling 700 participants
- Observation period: 24 months
- Characterizing endpoints, patient-reported outcomes, and patient populations to support design and recruitment of interventional trials

49

Specific goals of END-DM1 study Characterize DM1 severity and disease progression over two years in a large cohort (n = 700) Determine basal levels of impairment using standardized measures motor function and muscle strength and a patient-reported outcome (PRO) Test for patient characteristics at baseline that predict subsequent progression Complete the development of muscle RNA alternative splice events as biomarkers of DM1 severity. Optimize sample collection (smaller needles, less invasive) Test-retest reliability

700 patients (320 enrolled) International network Supported by FDA. Now also buttressed by Myotonic Dystrophy Foundation and industry* (expansion to EU/NZ/CA) * Avidity Biosciences, Dyne Therapeutics, Entrada Therapeutics, Vertex Pharmaceuticals Scheme of END-DM1 study baseline 1 yr 2 yr study visits muscle biopsy genetics

Clinical outcomes in END-DM1 study Mobility (leg function) 10 m walk/run 6-minute walk Timed up and go 4 stair climb Respiratory function vital capacity sitting and supine Hand function 9-hole peg Grip strength Pinch strength Myotonia Video-recorded hand opening time (vHOT) General muscle function Quantitative myometry (maximal isometric strength of limb muscles tongue and lip muscle strength (IOPI) Cardiac ECG Patient reported outcomes DM Activ MDHI Anchoring questions for MCID CNS Cogstate

Summary DM1 is a prevalent disease with significant morbidity and mortality The DMCRN natural history studies inform therapeutic trial design including: COAs Biomarkers This support will be provided to the Avidity program

Agenda Sarah Boyce, President & CEO Steve Hughes, M.D., CMO Mike Flanagan, Ph.D., CTO Nicholas E. Johnson, M.D., M.Sci., FAAN Virginia Commonwealth University Art Levin, Ph.D., CSO Avidity Management Dr. Nicholas Johnson, VCU Kath Gallagher, SVP, Communications & IR (Moderator) Sarah Boyce, President & CEO Welcome & Introduction MARINATM: AOC 1001 Phase 1/2 Preliminary Data Assessment Living with Myotonic Dystrophy Type 1 Broad Utility & Power of the Platform Q&A Session Closing Remarks

Delivering on the RNA Revolution Art Levin, Ph.D., Chief Scientific Officer

DELIVERY TO MUSCLE DMPK REDUCTION SPLICING IMPROVEMENT The DM1 Cascade to Functional Benefit EARLY SIGNS OF CLINICAL ACTIVITY Splicing improvements leading to early signs of clinical activity with improvement in myotonia

Avidity Followed the Data to Engineer AOCs - A Powerful Potential New Class of Drugs Designed to combine the proven and safe technologies of approved monoclonal antibodies and oligonucleotides Specificity of targeting with mAbs Potency & precision of oligonucleotides Targets tissues with durable agents Designed to deliver to tissues previously untreatable with RNA therapeutics Focused first on muscle, broadening to other tissues (i.e. cardiac) and cell types (i.e. B Cells) Readily scalable with many experienced manufacturers ANTIBODY OLIGONUCLEOTIDE CONJUGATE (AOC) mAb OLIGO

AOCs Deliver to Muscle Starting A Breakthrough for RNA Therapeutics ANTIBODY OLIGONUCLEOTIDE CONJUGATE (AOC) mAb OLIGO Past 30 Years 2021 First AOC Dosed in Humans Today AOCs deliver RNA to Skeletal Muscle CARDIAC IMMUNOLOGY OTHER INDICATIONS 2023 and Beyond RNA Therapies GalNAc Focused on the liver or local delivery

Delivering on the RNA Revolution Broad and disruptive AOC platform - new class of RNA therapeutics Followed the data to design and engineer AOCs  Delivered siRNA to muscle for the first time ever with AOC 1001 - a breakthrough for the field of RNA therapeutics  AOC platform expands ability to address targets and diseases previously unreachable with existing RNA therapies Avidity AOC clinical and development programs AOC 1001 data reads through to the AOC platform Advancing our three AOC clinical programs for the treatment of muscle diseases  Continue to expand our pipeline and programs in cardiology, immunology and other diseases

Delivering on the RNA Revolution

Agenda Sarah Boyce, President & CEO Steve Hughes, M.D., CMO Mike Flanagan, Ph.D., CTO Nicholas E. Johnson, M.D., M.Sci., FAAN Virginia Commonwealth University Art Levin, Ph.D., CSO Avidity Management Dr. Nicholas Johnson, VCU Kath Gallagher, SVP, Communications & IR (Moderator) Sarah Boyce, President & CEO Welcome & Introduction MARINATM: AOC 1001 Phase 1/2 Preliminary Data Assessment Living with Myotonic Dystrophy Type 1 Broad Utility & Power of the Platform Q&A Session Closing Remarks

Agenda Sarah Boyce, President & CEO Steve Hughes, M.D., CMO Mike Flanagan, Ph.D., CTO Nicholas E. Johnson, M.D., M.Sci., FAAN Virginia Commonwealth University Art Levin, Ph.D., CSO Avidity Management Dr. Nicholas Johnson, VCU Kath Gallagher, SVP, Communications & IR (Moderator) Sarah Boyce, President & CEO Welcome & Introduction MARINATM: AOC 1001 Phase 1/2 Preliminary Data Assessment Living with Myotonic Dystrophy Type 1 Broad Utility & Power of the Platform Q&A Session Closing Remarks

Delivery to Muscle AOCs Deliver to Muscle – Revolutionary Advancement for the Field of RNA Therapeutics MARINA Primary Endpoint; Phase 1/2 trial ongoing First-ever successful targeted delivery of RNA to muscle – reinforces disruptive and broad potential of the AOC platform DMPK Reduction 100% of treated participants had a DMPK reduction 45% mean DMPK reduction in treated participants Impact on Disease Mechanism 16% splicing improvement across 22 gene panel 31% improvement in key set of muscle-specific genes Safety & Tolerability Early Signs of Clinical Activity Myotonia improvement in early responders

Delivering on the RNA Revolution Pursuing preclinical proof of concept in additional skeletal muscle and other tissues DELIVERING NEXT

Virtual Investor & Analyst Event Series – Volume 6: AOC 1001 MARINATM Phase 1/2 Trial Preliminary Data Assessment